UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2012 (November 14, 2012)

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

7901 Jones Branch Drive, Suite 900

McLean, VA 22102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 902-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Note Exchange

On November 14, 2012, Primus Telecommunications Holding, Inc. (“PTHI”), a Delaware corporation and a wholly owned subsidiary of Primus Telecommunications Group, Incorporated (the “Company”), consummated the exchange (the “Note Exchange”) of $79,702,709 aggregate principal amount of its 10.00% Senior Secured Notes due 2017 (the “10% Notes”) for $86,875,955 aggregate principal amount of its 10.00% Senior Secured Exchange Notes due 2017 (the “10% Exchange Notes”), which were newly issued pursuant to the Second Supplemental Indenture (as defined below) to that certain Indenture, dated as of July 7, 2011 (as amended, the “Indenture”), by and among PTHI, the guarantors party thereto, including the Company (the “Guarantors”), and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”) and as collateral trustee (in such capacity, the “Collateral Trustee”), which Indenture also governs the 10% Notes. PTHI also paid accrued but unpaid interest on the exchanged 10% Notes for the period from October 15, 2012 to, but not including, November 14, 2012. The 10% Exchange Notes accrue interest from November 14, 2012 and are guaranteed by the same entities, including the Company, that guarantee the 10% Notes. The terms of the 10% Exchange Notes are substantially similar to those governing the 10% Notes, as disclosed in Item 1.01—“The Indenture Relating to the New Notes” on the Company’s Form 8-K filed with the SEC on July 8, 2011, except that the applicable redemption price of the 10% Exchange Notes at any time such notes are redeemed is 100.00% of the principal amount of such 10% Exchange Notes redeemed, plus accrued and unpaid interest. The Note Exchange was conducted pursuant to that certain Note Exchange and Consent Agreement, dated as of November 14, 2012 (the “Exchange Agreement”), by and among PTHI, the Guarantors and the holders of the exchanged 10% Notes (the “Noteholders”), pursuant to which, among other things, (i) the Noteholders, representing a majority in principal amount of the outstanding 10% Notes, consented to the amendments to the Indenture set forth in the Second Supplemental Indenture, and PTHI and the Guarantors agreed to enter into the Second Supplemental Indenture, which is discussed in greater detail below, (ii) PTHI agreed to conduct the Note Exchange and the Noteholders agreed to participate in the Note Exchange and (iii) the applicable Noteholders agreed to file a notice of dismissal with respect to the Litigation (as defined and discussed in greater detail below).

A copy of the Exchange Agreement is filed herewith as an Exhibit and incorporated in this Item 1.01 by reference. The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement.

Second Supplemental Indenture

As previously disclosed by the Company on its Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 17, 2012, in connection with a previous repurchase of 10% Notes, the Indenture was amended pursuant to that certain Supplemental Indenture, dated as of September 17, 2012 (the “First Supplemental Indenture”), by and among PTHI, the Guarantors and the Trustee, which, among other things, eliminated substantially all of the restrictive and reporting covenants under the Indenture, as well as certain events of default and related provisions. In connection with the Note Exchange, the Indenture was further amended pursuant to that certain Second Supplemental Indenture and First Amendment to Collateral Agreement, dated as of November 14, 2012 (the “Second Supplemental Indenture”), by and among PTHI, the Guarantors, the Trustee and the Collateral Trustee.

Among other things, the Second Supplemental Indenture (i) reinstated substantially all of the events of default, restrictive and reporting covenants and related provisions and definitions of the Indenture that were eliminated by the First Supplemental Indenture, with certain amendments thereto to establish a new $50,000,000 restricted payment basket and to permit the incurrence of certain additional parity lien debt, (ii) established the 10% Exchange Notes issuable under the Indenture, (iii) authorized the Note Exchange and (iv) made certain other changes in the Indenture that are of a technical or conforming nature, including the amendment and restatement of certain provisions, the addition of certain definitions and the amendment of certain cross-references.

Copies of the Second Supplemental Indenture and the form of the 10% Exchange Notes are filed herewith as Exhibits and incorporated in this Item 1.01 by reference. The foregoing description of the Second Supplemental Indenture, the amendments to the Indenture pursuant thereto and the 10% Exchange Notes is qualified in its entirety by reference to the full text of such documents or forms of such documents.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth pursuant to Item 1.01 is incorporated herein by reference.

Item 8.01.	Other Events

As previously disclosed by the Company on its Form 8-K filed with the SEC on October 4, 2012, on September 17, 2012, certain holders of 10% Notes (the “Plaintiffs”) commenced that certain action (the “Litigation”) captioned Whitebox Advisors, LLC and River Ridge Master Fund Ltd. v. Primus Telecommunications Holding, Inc., Civil Action No. 7871-VCG, in the Court of Chancery of the State of Delaware (the “Court”). Pursuant to the Exchange Agreement, the Plaintiffs, which are Noteholders party thereto, agreed to file and, on November 14, 2012, filed with the Court, a notice of dismissal with prejudice with respect to the Litigation.

On November 14, 2012, the Company issued a press release announcing the settlement of the Litigation and that its Board of Directors declared a special cash dividend of $2.50 per share on all issued and outstanding Company common stock. The special cash dividend will be paid on December 11, 2012 to holders of record of Company common stock as of November 27, 2012.

The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1	Second Supplemental Indenture and First Amendment to Collateral Agreement, dated as of November 14, 2012, by and among Primus Telecommunications Holding, Inc., the Guarantors party thereto, and U.S. Bank National Association, as Trustee and Collateral Trustee.

Exhibit 4.2	Form of 10% Exchange Note issued by Primus Telecommunications Holding, Inc. (included in Exhibit 4.1).

Exhibit 10.1	Note Exchange and Consent Agreement, dated as of November 14, 2012, by and among Primus Telecommunications Holding, Inc., the Guarantors party thereto and the Noteholders party thereto.

Exhibit 99.1	Press Release, dated November 14, 2012, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primus Telecommunications
Group, Incorporated
(Registrant)

Date: November 14, 2012	By:	/s/ Peter D. Aquino
	Name:	Peter D. Aquino
	Title:	Chairman, President &
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 4.1	Second Supplemental Indenture and First Amendment to Collateral Agreement, dated as of November 14, 2012, by and among Primus Telecommunications Holding, Inc., the Guarantors party thereto, and U.S. Bank National Association, as Trustee and Collateral Trustee.

Exhibit 4.2	Form of 10% Exchange Note issued by Primus Telecommunications Holding, Inc. (included in Exhibit 4.1).

Exhibit 10.1	Note Exchange and Consent Agreement, dated as of November 14, 2012, by and among Primus Telecommunications Holding, Inc., the Guarantors party thereto and the Noteholders party thereto.

Exhibit 99.1	Press Release, dated November 14, 2012, issued by the Company.